Material previously dated December 5, 2003, as corrected.

**GMAC 2003-C3** $1.3B Fixed Rate CMBS **PX GUIDANCE**
Lead Mngrs/Tri-Books: Deutsche Bank, Goldman Sachs, Morgan Stanley
Sellers: GMAC (23.0%), GACC (31.8%), MSMC (26.1%), Archon (19.1%)
Rating Agencies: Moody's and S&P

This should be forwarded to all Trepp users. Due to the AFR Loan prepayment provisions, we are advised that Trepp's model can't handle this correctly if you want to run a CPY (cpr after YM) scenario. Please forward to clients so they understand what to do.

In this deal, we are advised that for modelling purposes Trepp has bifurcated the AFR Loan in to two loans, one with a balance of $60,000,000 and one with a balance of $380,000,000. The AFR Loan provides that certain identified properties may be released upon the payment of 110% of allocated loan amount, subject to yield maintenance to the extent that such release occurs prior to the earlier of (1) October 1, 2006 and (2) the second anniversary of the date on which the entire AFR/Bank of America Portfolio Whole Loan is securitized. We are advised that Trepp has reflected such prepayment provisions within the $60,000,000 balance that they have modelled separately.. The detailed prepayment provisions for the AFR Loan are explained in the Prospectus Supplement related to this transaction. We are advised that the Trepp model normally treats defeasance periods as lockout, however if a yield maintenance period precedes a defeasance period, it does not. For PC users: We are advised that in order to run a cpy (a speed after lockout and yield maintenance) case, one must click on two flags on the scenario manager screen. The first is the [begin prepay based on premium?] flag. We are advised that this flag can be turned on by checking the gray box. The second is the [prepayonly when premium :] flag. We are advised that the user must select <=10% from the pull down menu. An example has already been set up in the scenario manager screen. For YTTM users: We are advised that in order to run a cpy (a speed after lockout and yieldmaintenance) case, one MUST a) enter the desired prepay speed in the [CPR when PP<=x] box and b) on the ADTM screen, fill in the [CPR (PP<=%) at premium] box with a 10. Please contact Trepp with any questions.

Based upon Trepp's instructions for YTTM users, we are attaching an example of results from the Trepp system along with corresponding runs that we have prepared ourselves.

Collateral:
- 81 loans / 245 properties
- Office 37.5%, Anch. Retail 22.1%, MF 19.3%, Mixed Use 8.1%, Hotel 4.3%, Unanchored Retail 3.4%, Industrial 2.8%, Other 2.5%
- CA 15.4%, FL 12.2%, NY 12.0%, TX 11.4%, IL 8.6%, VA 7.0%, Other 33.4%
- 70.5% LTV; 1.55x DSCR
- Top 10 loans = 45.7%

Structure:

PUBLICLY OFFERED SECURITIES
CL Size($MM) S&P/Mdy C/E A/L PRIN WIN PX GUID
A1 103.9 AAA/Aaa 17.500% 3.50 01/04-10/08 s+20-21
A2 114.4 AAA/Aaa 17.500% 5.70 10/08-07/10 s+23-24
A3 247.9 AAA/Aaa 17.500% 7.25 07/10-04/13 s+31-32
A4 408.1 AAA/Aaa 17.500% 9.70 04/13-11/13 s+32-33
B 41.7 AA/Aa2 14.375% 9.89 11/13-11/13 s+41area
C 16.7 AA-/Aa3 13.125% 9.89 11/13-11/13 s+45area
D 30.0 A/A2 10.875% 9.94 11/13-12/13 s+50area
E 21.7 A-/A3 9.250% 9.98 12/13-12/13 s+59area

PRIVATELY OFFERED BONDS
F 23.3 BBB+/Baa1 7.500% 9.98 12/13-12/13 s+75-80
G 13.3 BBB/Baa2 6.500% 9.98 12/13-12/13 s+85-90
H 16.7 BBB-/Baa3 5.250% 9.98 12/13-12/13 s+125-130
A1A 226.0 AAA/AAA 17.500% 6.85 01/04-11/13 --Not Offered--
X1 1,333.6ntl Aaa/AAA approx 18mm proceeds T+325-350
X2 1,280.5Ntl Aaa/AAA approx 43mm proceeds T+65

Expected Timing:
- Tuesday 12/2 : Termsheets & Annex A
- Wednesday 12/3: Reds - PDF Version available, Hard Copy Thursday
- Tuesday 12/2 : Hartford breakfast -8:30AM- Goodwin Hotel (Avery Room)
- Tuesday 12/2 : Boston lunch -12:30AM- DB Offices (225 Franklin St.-25th flr)
- Tues-Mon12/2-8: 1on1 meetings in New York & Conf. calls
- Week of 12/8 : Launch & Price

**Please call DB, GS or MS desk to schedule meetings**

(See attached file: GMAC03C3.xls)(See attached file: GMAC 2003 C3 Collateral Term Sheet.pdf)

Disclaimer:This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No representations are made regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actualmarket conditions or events, and this material should not be relied upon for such purposes. Affiliates, officers, directors, partners and employees of the underwriters and mortgage loan sellers, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933 including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Deutsche Bank Securities Inc., Goldman, Sachs & Co., and Morgan Stanley and Co. Incorporated do not provide accounting, tax, or legal advice. In addition we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support U.S. federal income tax benefits, without Deutsche Bank Securities Inc., Goldman, Sachs & Co., or Morgan Stanley and Co. Incorporated imposing any limitation of any kind. This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information or that any future offering of securities will conform to the terms hereof. If such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain information not contained herein and to which prospective purchasers are referred. In the event of such offering, the information will be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This has been prepared solely for informational purposes. It is not an offer, recommendation or solicitation to buy or sell, nor is it an official confirmation of terms. It is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete or that any returns indicated will be achieved. Changes to assumptions may have a material impact on any returns detailed. Past performance is not indicative of future returns. Price and availability are subject to change without notice. Additional information is available upon request.
--------------------------------------------------------------------------------
This has been prepared solely for informational purposes. It is not an offer, recommendation or solicitation to buy or sell, nor is it an official confirmation of terms. It is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete or that any returns indicated will be achieved. Changes to assumptions may have a material impact on any returns detailed. Past performance is not indicative of future returns. Price and availability are subject to change without notice. Additional information is available upon request.

(See attached file: GMAC_2003_C3_RED_A1_RUN_S7_A1.py.pdf)(See attached file:
GMACC 2003-C3 A1 YTTM Trepp.gif)(See attached file: Red Annex A.xls)(See attached file: GMAC 03-C3_Red term sheet.pdf)

 -------------------------------------------------------------------------------
This has been prepared solely for informational purposes. It is not an offer, recommendation or solicitation to buy or sell, nor is it an official confirmation of terms. It is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete or that any returns indicated will be achieved. Changes to assumptions may have a material impact on any returns detailed. Past performance is not indicative of future returns. Price and availability are subject to change without notice. Additional information is available upon request.(See attached file: BLP78272.pdf)(See attached file: BLP14962.gif)(See attached file: BLP20031.xls)(See attached file: BLP24780.pdf)


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